UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): December 31, 2009

ARK RESTAURANTS CORP.
(Exact name of registrant as specified in its charter)

Commission file number 1-09453

New York	13-3156768
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

85 Fifth Avenue New York, NY 10003
(Address of principal executive offices, with zip code)

(212) 206-8800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 31, 2009, Ark Restaurants Corp. issued a press release announcing its financial results for its fourth quarter and fiscal year ended October 3, 2009, the text of which is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARK RESTAURANT CORP.

		By:	/s/ Michael Weinstein
Chief Executive Officer

Date:	December 31, 2009

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press Release dated December 31, 2009 entitled "Ark Restaurants Announces Financial Results for the Fourth Quarter and Full Year 2009".